                        Consent of Independent Auditors


We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and Statement of Additional Information and "Auditors" in the Prospectus, and to the use of our reports (1) dated January 28, 2000, with respect to the financial statements of the subaccounts of AUSA Life Insurance Company, Inc. Separate Account B, which are available for investment by the Vanguard Variable Annuity Plan and (2) dated February 18, 2000 with respect to the statutory-basis financial statements of AUSA Life Insurance Company, Inc. in Post-Effective Amendment No. 6 to the Registration Statement (Form N-4 No. 333-65151) and related Prospectus of Vanguard Variable Annuity Plan.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 24, 2000